UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   June 15, 2007

                             Del Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                           001-05439                13-1953103
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(State or Other Jurisdiction       (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)

726 RexCorp Plaza, Uniondale, New York                             11556
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:   (516) 844-2020


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 15, 2007, Del Laboratories, Inc. (the "Company") entered into a Third Waiver and Consent to the Credit Agreement, dated as of December 29, 2005 (as amended to the date hereof, the "Credit Agreement"), among DLI Holding II Corp., the Company, the Lenders party thereto, J. P. Morgan Securities, Inc., and JPMorgan Chase Bank, N.A., as administrative agent. Among other things, the Third Waiver and Consent (i) waives certain Defaults or Events of Default relating to any potential restatement or revision of the Company's consolidated financial statements delivered prior to the date of the Third Waiver and Consent, and (ii) extends the date on which unaudited financial statements for the three months ended March 31, 2007, and certain other documents under the Credit Agreement, are required to be delivered to July 10, 2007 from June 15, 2007.


A copy of the Third Waiver and Consent is attached as Exhibit 4.1 hereto and incorporated by reference herein.


ITEM 8.01.        OTHER EVENTS.

On May 16, 2007, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission which disclosed that the Company was unable to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 by the required filing date of May 15, 2007. In connection with the preparation of the Company's financial statements for the quarter ended March 31, 2007, it was determined that it was necessary to re-evaluate its customer liabilities pertaining to reserves required for future sales returns and markdowns and accordingly, the Company was not able to file its Quarterly Report on Form 10-Q. The Company is still in the process of re-evaluating these reserves and will file its Quarterly Report on Form 10-Q as soon as practicable after completing this re-evaluation.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

4.1 Third Waiver and Consent, dated as of June 15, 2007, to the Credit Agreement, dated as of December 29, 2005 (as amended to the date hereof, the "Credit Agreement"), among DLI Holding II Corp., the Company, the Lenders party thereto, J. P. Morgan Securities, Inc., and JPMorgan Chase Bank, N.A., as administrative agent.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DEL LABORATORIES, INC.
                                     BY:  /S/ JOSEPH SINICROPI
                                     ---  --------------------
                                     Joseph Sinicropi
                                     Executive Vice President and
                                     Chief Financial Officer

 Date:  June 15, 2007